EXHIBIT 10.67

                              TRITON ENERGY LIMITED
                            2001 SHARE INCENTIVE PLAN

     Triton Energy Limited (the "Company") hereby establishes its 2001 Share Incentive Plan. Capitalized terms used herein are defined in Article I.

     The purpose of the Plan is to help the Company and its Subsidiaries attract and retain Directors, Employees and Advisors and to provide such persons with a proprietary interest in the Company, which will (a) increase the interest of the Directors, Employees and Advisors in the Company's welfare; (b) furnish an incentive to the Directors, Employees and Advisors to continue their services for the Company or its Subsidiaries; and (c) provide a means through which the Company or its Subsidiaries may attract able persons to enter its employ or serve as Directors, Employees or Advisors.

                                    ARTICLE I
                                   Definitions
                                   -----------

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Stock Options or to whom the Company chooses to issue Elected Shares or Restricted Shares in accordance with the Plan, provided that bona fide
                                                                       ---- ----
services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

     "Award" means any Elected Shares, Restricted Shares or Stock Options, together with any or right or interest, granted to a Participant under this Plan; provided that a Restricted Share Award shall cease to constitute an Award under this Plan with respect to Ordinary Shares subject to such Award for which restrictions have lapsed.

     "Board" means the Board of Directors of the Company as constituted from time to time.

     "Cause" means an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company, or other good cause. The term "other good cause" shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude, and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. To the extent that a Participant is a party to a written employment agreement with the Company or any Subsidiary that contains a provision setting forth consequences for termination for cause and a definition of cause, such definition shall control with respect to benefits granted hereunder.

     "Change  in  Control"  means the occurrence of any of the following events:
(i) there shall be consummated (x) any consolidation, amalgamation, merger or other form of business combination of the Company, or to which the Company is a party, in which (I) the Company is not the continuing or surviving corporation or (II) where the Company is the continuing or surviving corporation, the Company's Ordinary Shares would be converted into cash, securities or other property, or the holders of the Company's Ordinary Shares immediately prior to the consolidation, amalgamation, merger or other form of business combination would represent less than a majority of the common stock or ordinary shares of the surviving corporation immediately after the consolidation, amalgamation, merger or other form of business combination, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any 'person' (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any 'group' (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes, without the prior approval of the Board of Directors of the Company (the 'Board'), a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or more of the Company's then outstanding securities having the right to vote in the election of Directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board (the 'Incumbent Directors'), cease for any reason (other than death) to constitute a majority of the Directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of the Incumbent Directors (so long as such new Director was not nominated by a person who expressed an intent to effect a change in control of the Company or engage in a proxy or other control contest) in which case such new Director shall be considered an Incumbent Director.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Committee" means the committee or committees appointed or designated by the Board or another Committee in accordance with Section 2.1 of the Plan. The Board may act from time to time in the absence of the Committee or in lieu of action by the Committee.

     "Covered Employee" means a Participant who is a covered employee as specified in Section 7.4 of this Plan.

     "Date of Grant" means the effective date on which a Stock Option is awarded to a Director, Employee, or Advisor as set forth in the Stock Option Agreement.

     "Director"  means  a  member  of  the  Board.

     "Disability" means an event whereby a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment in accordance with policies as may be determined from time to time by the Committee.

     "Elected Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Elected Shares.

     "Elected  Shares"  means  Ordinary  Shares  issued  to  a Participant under
Article  VI.

     "Employee"  means  an  employee  of  the  Company  or  of  any  Subsidiary.

     "Fair Market Value" of an Ordinary Share means (i) the closing price per share on the principal stock exchange on which the Ordinary Shares are traded, or (ii) if not listed for trading on a stock exchange, the mean between the closing or average (as the case may be) bid and asked prices per Ordinary Share on the over-the-counter market, whichever is applicable.

     "Incentive Stock Option" means an option to purchase Ordinary Shares granted to a Participant and which is intended to be treated as an "incentive stock option" under Section 422 of the Code, or any successor provision.

     "1934  Act"  means  the  Securities  Exchange  Act  of  1934,  as  amended.

     "Non-Employee Director" means a Director of the Company who is not an Employee.

     "Nonqualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

     "Ordinary Shares" means the Ordinary Shares, par value $.01 per share, of the Company or in the event that the outstanding Ordinary Shares are hereafter changed into or exchanged for shares or other securities of the Company or another issuer, such other shares or securities.

     "Participant" means any Employee, Director or Advisor who is, or who is proposed to be, a recipient of a Stock Option, Elected Shares or Restricted Shares.

     "Plan" means this Triton Energy Limited 2001 Share Incentive Plan, as amended from time to time.

     "Qualified Member" means a member of the Committee who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Treasury regulation 1.162-27 under Section 162(m).

     "Restricted Shares" means Ordinary Shares issued to a Participant pursuant to Article V.

     "Retirement" of a Participant shall be deemed to be retirement in accordance with policies as may be determined from time to time by the Committee.

     "Restricted Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Restricted Shares.

     "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended from time to time, or any successor provision.

     "Section 162(m)" means Section 162(m) and the regulations promulgated thereunder from time to time.

     "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

     "Stock Options" means any and all Incentive Stock Options and Nonqualified Stock Options granted pursuant to Article IV of the Plan.

     "Stock Option Agreement" means an agreement or certificate executed on behalf of the Company with respect to one or more Stock Options, in such form as may be approved by or at the direction of the Committee.

     "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                                   ARTICLE II
                           Administration; Eligibility
                           ---------------------------

     2.1     Administration.  (a)  The Plan shall be administered by a committee
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or  committees  of  Directors  appointed by the Board (the "Committee"), each of which may delegate its duties under the Plan to such agents as it may appoint from time to time; provided that, with respect to any Award to a Participant who is then subject to Section 16 of the 1934 Act in respect of the Company, the Committee may not delegate its duties with respect to making such Award except as provided in Section 2.1(c) below if such delegation, or such Award, would result in the incurrence of liability under Section 16(b) of the 1934 Act.

     (b) The Committee may select one of its members to act as its Chairman, and may make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have complete discretion and authority to (i) designate from time to time the persons to whom Stock Options will be granted and Elected Shares and Restricted Shares will be issued, (ii) interpret the Plan, (iii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iv) determine, and interpret, the terms, details and provisions of each Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement, (v) modify or amend any Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement or modify, amend or waive any terms, conditions or restrictions applicable to any Stock Option, Elected Shares or Restricted Shares, and (vi) make such other determinations and, subject to the terms of the Plan, take such other action as it deems necessary or advisable. Subject to Rule 16b-3 and Section 162(m), the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan in to effect, and the Committee shall be the sole and final judge of that necessity or desirability. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants. In addition, notwithstanding the foregoing, neither the Board nor the Committee may substitute new Stock Options for previously granted Stock Options where such new Stock Options would have a lower exercise price than such previously granted Stock Options unless the shareholders of the Company approve such substitution.

     (c) At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the 1934 Act in respect of the Company, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section
162(m),  to  the  extent  necessary  to  avoid the incurrence of liability under
Section  16(b)  of  the  1934  Act  or to the extent intended to qualify for the
Section 162(m) Exception, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Participants and transferees under
Section 12.1 hereof or other persons claiming rights from or through a Participant. The Committee may delegate to officers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the 1934 Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Section 162(m) to fail to so qualify.

     (d) With respect to restrictions ("mandated restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the
Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction, to the extent that any such mandated restrictions are no longer applicable, the Committee shall have the discretion and authority to grant Stock Options that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Stock Options.

     2.2     Eligibility.  Any  Director,  Employee  and Advisor whose judgment,
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initiative,  and  efforts  contributed  or  may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and any agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Directors and/or Advisors who receive, or are eligible to receive, Awards under the Plan.






                                   ARTICLE III
                             Shares Subject to Plan
                             ----------------------

     3.1     Shares  Available. (a) The Committee may not grant Stock Options or
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issue Elected Shares or Restricted Shares under the Plan for more than 1,000,000
Ordinary Shares, in the aggregate (as may be adjusted in accordance with the terms of the Plan). Shares may be made available from either authorized but unissued Ordinary Shares or Ordinary Shares held by the Company in its treasury.

     (b) No Award may be granted if the number of Ordinary Shares to which such Award relates exceeds the number of Ordinary Shares remaining available under this Plan minus the number of Ordinary Shares issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting and make adjustments if the number of Ordinary Shares actually delivered differs from the number of shares previously counted in connection with an Award.

     (c) Ordinary Shares subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including, without limitation, (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, (ii) the number of shares subject to Stock Options that by reason of the expiration or unexercised termination of such Stock Options are no longer subject to issuance to a Participant and (iii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     (d) To the extent awards are intended to qualify as performance-based compensation under Section 162(m) the following additional limitations shall apply, subject to adjustment as provided in this Article III and in Article X:
(i) no more than an aggregate of 600,000 Ordinary Shares may be granted as Stock Options to any one individual over the term of the Plan; and (ii) no more than an aggregate of 300,000 Ordinary Shares may be granted as Restricted Shares or Elected Shares to any one individual over the term of the Plan.

     3.2     Capital  Adjustments. If at any time while the Plan is in effect or
             --------------------
unexercised Stock Options, Elected Shares and Restricted Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Ordinary Shares, or there shall be a change in the issued and outstanding
Ordinary Shares, through the declaration of a share dividend or through any recapitalization, stock split, combination, or exchange of Ordinary Shares, then and in such event: (i) any Elected Shares and Restricted Shares issued or deemed issued hereunder will be deemed outstanding and affected in the same manner as the outstanding Ordinary Shares (provided that any securities or other property distributed or deemed distributed in respect of Restricted Shares or Elected Shares shall be subject to the transfer restrictions then imposed on the underlying Restricted Shares or Elected Shares); (ii) the Committee shall, in such manner as it may deem equitable, make appropriate adjustment in the maximum number of Ordinary Shares then subject to being awarded under Awards pursuant to the Plan (including Awards for specific situations, including without limitation the Awards under Section 4.6); and (iii) the Committee shall, in such manner as it may deem equitable, make appropriate adjustment in the number of Ordinary Shares and the exercise price per share thereof then subject to purchase pursuant to each Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares in each instance shall remain subject to purchase at the same aggregate exercise price. Any fractional shares resulting from any adjustment made pursuant to this
Section 3.2 shall be rounded to the nearer whole share for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of any class, or securities convertible into shares of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Ordinary Shares then subject to outstanding Awards granted under the Plan.

                                   ARTICLE IV
                                  Stock Options
                                  -------------

     4.1     Option  Grants.  The  Committee  shall have the authority to select
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the  particular  Directors,  Employees  and  Advisors  to whom the Stock Options provided under this Article are to be granted at such times and for such amounts as the Committee may determine. In the discretion of the Committee, any grant to an Employee may be in the form of an Incentive Stock Option (subject to the requirements of the Code). Incentive Stock Options shall not be granted more than 10 years after the earlier of the adoption of this Plan or the approval of this Plan by the Company's shareholders. The grant of Stock Options shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to each Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are consistent with the Plan.

     4.2     Option  Exercise  Price.  The  exercise  price  for  a Stock Option
             -----------------------
granted under this Article shall be determined by the Committee and shall be an amount not less than 100% of the Fair Market Value per Ordinary Share on the Date of Grant.

     4.3     Option  Period.  The  option  period  for each Stock Option granted
             --------------
under this Article IV will begin and terminate on the respective dates specified by the Committee. The Committee may provide that Stock Options may vest and be exercised in installments and upon such terms, conditions and restrictions as it may determine. The term of each Stock Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Stock Option exceed a period of 10 years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

     4.4     Payment.  Full  payment  for  shares  purchased  upon exercise of a
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Stock  Option  shall  be made (i) in cash, (ii) by certified or cashier's check,
(iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by delivery of a promissory note for the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) if permitted by the Committee, and to the extent permitted under applicable law, by any combination of the foregoing. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     4.5     Exercise  of  Stock  Option.  Stock Options may be exercised during
             ---------------------------
the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option Agreements. The Committee shall have the right to accelerate the time at which any Stock Option granted under this Article shall become vested and exercisable. Except as otherwise contained herein, Stock Options may not be exercised, nor may shares be issued under a Stock Option if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company (which notice shall set forth the number of Ordinary Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof) and (ii) payment of the Option Exercise Price is received by the Company in accordance with the terms of the Plan; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (v) of Section 4.4 above), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the Ordinary Shares received upon exercise.

     4.6     Automatic  Grant  of Stock Options. (a) Throughout the term of this
             ----------------------------------
Plan, on the first business day of January of each year (or if such day is not business day, then the next succeeding business day) each Non-Employee Director of the Company shall automatically receive a Nonqualified Stock Option to purchase 15,000 Ordinary Shares (as may be adjusted in accordance with the terms of this Plan). In addition, upon a person being first appointed or elected as a Non-Employee Director, such person shall automatically receive a Nonqualified Stock Option to purchase 15,000 Ordinary Shares (as may be adjusted in accordance with the terms of this Plan). Notwithstanding anything in the foregoing to the contrary, in no event shall any Holder Designee (as defined in that certain Shareholders Agreement dated as of September 30, 1998, between the Company and HM4 Triton, L.P.) who is an employee, principal or director of HM4 Triton, L.P. or Hicks, Muse, Tate & Furst Incorporated be entitled to receive Stock Options pursuant to this Section 4.6(a), whether on an annual basis or upon his or her first appointment or election as a Non-Employee Director.

     (b) The exercise price for a Stock Option granted under this Section 4.6 shall be equal to 100% of the Fair Market Value of an Ordinary Share on the Date of Grant.

     (c) The option period for each Stock Option granted under this Section 4.6 will terminate ten years from the Date of Grant. No Stock Option granted under this Section 4.6 may be exercised at any time after its term.

     (d) Except only as specifically provided elsewhere in this Plan and as set forth in any Stock Option Agreement, each Stock Option granted under this
Section 4.6 shall be fully vested and exercisable as to all of the Ordinary Shares covered thereby on the Date of Grant.

     4.7     Limitations  on  Incentive Stock Options. Notwithstanding the terms
             ----------------------------------------
of Article IV hereof, the following provisions of this Section 4.7 shall apply to all Incentive Stock Options granted under the Plan.

     (a) In the case of an Incentive Stock Option, the Stock Option Agreement shall include provisions that may be necessary to assure that the option is an incentive stock option under the Code. No Incentive Stock Option may be granted to an Employee who owns more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the Ordinary Shares on the Date of Grant and the option is not exercisable more than five years from the Date of Grant.

     (b)     Limitation  on  Exercise of Incentive Stock Options.  To the extent
             ---------------------------------------------------
required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code or such other amount as may be prescribed thereunder from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant.

     (c)     Limitation  on  Incentive  Stock  Option  Characterization.  To the
             ----------------------------------------------------------
extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Nonqualified Stock Option.

                                    ARTICLE V
                                Restricted Shares
                                -----------------

     5.1     Grant.  The  Committee  shall  have  the  authority  to  select the
             -----
particular Directors, Employees and Advisors to whom Restricted Shares provided under this Article may be issued, if any, at such times and for such amounts as the Committee may determine. Subject to the terms, provisions and conditions of the Plan, the Committee shall, upon the approval of the issuance of Restricted Shares, determine the number of shares to be issued to each Participant and to prescribe the form of the instruments evidencing any issuance of Restricted Shares and the legend, if any, to be affixed to the certificates representing Restricted Shares. The grant of Restricted Shares shall be evidenced by Restricted Share Agreements setting forth the total number of shares subject to each Restricted Share grant and such other terms and provisions as are not inconsistent with the Plan.

     5.2     Transfer  Restrictions.  Restricted Shares shall be subject to such
             ----------------------
restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Restricted Share Agreement, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Shares and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Shares, the Restricted Shares shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation being referred to as "to dispose of" or a "disposition"), by any Participant except as permitted under any conditions imposed by the Committee in connection with the issuance thereof. The Committee may require any Participant to whom Restricted Shares are issued to execute and deliver to the Company a stock power in blank with respect to the shares issued and may require that the Company retain possession of the certificates for shares with respect to which the restrictions have not lapsed.

     5.3     Notice  to  Company  of Section 83(b) Election. Any Participant who
             ----------------------------------------------
exercises the election under Section 83(b) of the Code to have his receipt of shares of Restricted Shares taxed currently without regard to the restrictions shall give notice to the Company of such election immediately upon making the election. Such an election must be made within thirty days of the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service, as required by the treasury regulations under the Code.

     5.4     Withholding.  The  Company  is  authorized  to  withhold  any  tax
             -----------
required to be withheld from the amount considered as taxable compensation to the Participant. In the event that funds are not otherwise available to cover any required withholding tax, the Participant shall be required to provide such funds before shares shall be issued to him.

     5.5     Forfeiture.  The Committee may provide, by rule or regulation or in
             ----------
any Restricted Share Agreement, the restrictions and forfeiture conditions applicable to each Restricted Share Award and may waive in whole or in part the forfeiture of Restricted Shares.

     5.6     Dividends and Splits. Unless otherwise determined by the Committee,
             --------------------
Ordinary Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Ordinary Shares or other property has been distributed.

                                   ARTICLE VI
                                 Elected Shares
                                 --------------

     6.1     Grants. The Committee shall have authority to select the particular
             ------
Directors, Employees and Advisors to whom Elected Shares may be issued, if any, at such times and for such amounts as the Committee may determine.

     6.2     Election  to  Receive Elected Shares.  Each Participant eligible to
             ------------------------------------
receive  Elected  Shares may make an irrevocable election (an "Election") either
(a) to receive a grant of Ordinary Shares in a number determined by the Committee from time to time in lieu of cash compensation from the Company or a Subsidiary in an amount or amounts determined by the Committee (whether in a fixed amount or by formula) or (b) not to participate in such award.

     6.3     Written  Election.  Unless  the  Committee  otherwise provides, any
             -----------------
Participant eligible for Elected Shares and electing to participate shall make his or her election in writing delivered to the Secretary of the Company (which written election may be in the form of an Elected Share Agreement) no later than January 31 of the year with respect to which such Participant's compensation will be applied toward the issuance of Elected Shares. A Participant participating in an award of Elected Shares may revoke or change his or her election by filing a new election with the Secretary of the Company. Any revocation or change in election by a Participant shall not be effective for any period with respected to which Elected Shares have been issued to such Participant.

     6.4     Issuance  of  Shares.  Unless  the Committee otherwise provides, on
             --------------------
each date on which a payment of compensation to a Participant is due, Ordinary Shares shall be issued to such Participant in an amount determined by the Committee pursuant to Section 6.1. All Elected Shares issued or deemed issued pursuant to this Article shall be deemed outstanding for all purposes as of the date of their deemed issuance. The issuance of Elected Shares shall be evidenced by Elected Share Agreements setting forth the total number of shares to be issued and such other terms, restrictions and provisions as are consistent with the Plan.

                                   ARTICLE VII
                               Performance Awards
                               ------------------

     7.1     Performance  Conditions.  The right of a Participant to exercise or
             -----------------------
receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 7.2 hereof in the case of an award intended to qualify under Section 162(m) (a "Performance Award").

     7.2     Performance Awards Granted to Designated Covered Employees.  If the
             ----------------------------------------------------------
Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7.2.

     (a)     Performance  Goals  Generally.  The  performance  goals  for  such
             -----------------------------
Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
Section 7.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) (including Treasury regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

     (b)          Business  and  Individual  Performance  Criteria.
                  ------------------------------------------------

     (i) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company(except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues, oil and/or gas sales, or oil and/or gas production; (3) increase in cash flow, oil and/or gas reserves or discounted net cash inflows from oil and/or gas reserves; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) operating margin or contribution margin; (7) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; or operating income; (8) total shareholder return; (9) debt reduction; and (10) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

     (ii) Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with
Section 162(m), such criteria shall be approved by the shareholders of the Company.

     (c)     Performance  Period;  Timing  for  Establishing  Performance Goals.
             ------------------------------------------------------------------
Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m).

     (d)     Performance  Award Pool.  The Committee may establish a Performance
             -----------------------
Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 7.2(b) hereof during the given performance period, as specified by the Committee in accordance with Section 7.2(c) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

     (e)     Settlement  of  Performance  Awards; Other Terms.  After the end of
             ------------------------------------------------
each  performance  period,  the Committee shall determine the amount, if any, of
(A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Ordinary Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7.2. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     7.3     Written  Determinations.  All determinations by the Committee as to
             -----------------------
the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards under Section 7.2 shall be made in writing in the case of any Award intended to qualify under Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards.

     7.4     Status  of  Performance  Awards  under  Section  162(m).  It is the
             -------------------------------------------------------
intent of the Company that Performance Awards under Section 7.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) (including Treasury regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m). Accordingly, the terms of this Article VII, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with
Section  162(m)  do  not  comply  or  are  inconsistent with the requirements of
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                  ARTICLE VIII
                      Termination of Employment or Service
                      ------------------------------------

     8.1     Authority  of  Committee.  The Committee may set forth in any Stock
             ------------------------
Option Agreement, Restricted Share Agreement or Elected Share Agreement the consequences of the termination of employment or service as a Director or Advisor. In the event a Participant who is an Employee shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, the Committee shall have the authority to (i) accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares or Elected Shares, and (ii) extend the period in which to exercise a Stock Option, in its sole discretion.

     8.2     Forfeiture  of  Non-Vested Benefits. Unless otherwise provided in a
             -----------------------------------
Stock Option Agreement, Restricted Share Agreement or Elected Share Agreement or otherwise provided by the Committee, upon the termination of employment or service as a Director or Advisor of any Participant, any Stock Options held by the Participant shall cease to vest and the portion of any Stock Options that are not vested, and the portion of any Elected Shares and Restricted Shares as to which restrictions have not lapsed, as of the date of termination shall be forfeited.

     8.3     Default  Provisions.  In the event a Participant who is an Employee
             -------------------
shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, and the consequences of the termination of employment or service as a Director or Advisor are not set forth in a Stock Option Agreement, Restricted Share
Agreement or Elected Share Agreement, as applicable, a Participant's Stock Option may be exercised and any transfer restrictions imposed on a Participant's Restricted Shares and Elected Shares shall lapse as follows:

     (a)     Without  Cause.  If  such  termination  is  by  the Company without
             --------------
Cause, and is not due to the death, Retirement or Disability of the Employee, Director, or Advisor, then (i) the Participant's Stock Option (to the extent then exercisable) may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three months following the date of termination, unless by its terms the Stock Option expires earlier and (ii) any restrictions on the Participant's Restricted Shares and Elected Shares shall lapse. If such termination is by the Employee, Director, or Advisor, and is not due to the death, Retirement or Disability of the Employee, Director, or Advisor, then (i) the Participant's Stock Option (to the extent then exercisable) may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three months following the date of termination, unless by its terms the Stock Option expires earlier and (ii) the Participant's Restricted Shares and Elected Shares shall be forfeited.

     (b)     Death.  If  a  Participant  dies while employed by the Company or a
             -----
Subsidiary, or while serving as a Director or Advisor, or within three months after ceasing to be an Employee, Director or Advisor, his Stock Option shall become fully vested and exercisable on the date of his death and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of termination, unless by its terms it expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (c)     Retirement.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Retirement, the Participant's Stock Option shall become fully vested and exercisable on the date of his Retirement and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of Retirement, unless by its terms the Stock Option expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (d)     Disability.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Disability, the Participant's Stock Option shall become fully vested and exercisable and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of termination, unless by its terms the Stock Option expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (e)     Cause.  If  a Participant ceases to be employed by the Company or a
             -----
Subsidiary, or ceases to serve as a Director or Advisor, because the Participant is terminated for Cause, the Participant's Stock Option shall automatically expire (including those exercisable on the date of termination), and any Restricted Shares and Elected Shares as to which the transfer restrictions imposed thereon have not lapsed shall be returned and forfeited to the Company, unless the Committee otherwise agrees in its sole discretion.

     7.4     Non-Employee  Director  Stock  Options.  With  respect  to  any
             --------------------------------------
Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 4.6, if a Participant ceases to serve as a Director for any reason (other than removal for Cause), such Nonqualified Stock Option shall remain exercisable for a period of five years thereafter, unless by its terms the Nonqualified Stock Option expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option.

                                   ARTICLE IX
                    Amendment; Discontinuance and Termination
                    -----------------------------------------

     The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee's authority to grant Awards under this Plan without the consent of shareholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Ordinary Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

                                    ARTICLE X
                   Recapitalization, Merger and Consolidation
                   ------------------------------------------

     10.1  Existence of Plan.     The existence of this Plan shall not affect in
           -----------------
any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, share exchange or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.2     Recapitalization.  If  the Company recapitalizes, reclassifies its
              ----------------
capital stock or otherwise changes its capital structure ( a "recapitalization"), the number of Ordinary Shares covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of Ordinary Shares then covered by the Stock Option.

     10.3     Company  as  Surviving  Entity.  Subject to any required action by
              ------------------------------
the shareholders, if the Company shall be the surviving or resulting corporation in any merger, share exchange or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of Ordinary Shares subject to the Stock Option would have been entitled.

     10.4     Mergers  and  Consolidations.  In  the  event of any merger, share
              ----------------------------
exchange or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of shares or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect of each Ordinary Share held by them, such outstanding Stock Options to be thereafter exercisable for such shares, securities, cash or property in accordance with their terms.

     10.5     Change  in  Control.  In  the  event of a Change in Control of the
              -------------------
Company, then, notwithstanding any other provision in the Plan to the contrary, the vesting of all unvested installments of Stock Options outstanding shall thereupon automatically be accelerated and all such Stock Options shall become exercisable in full and any transfer restrictions remaining applicable to Restricted Shares shall automatically lapse.

     10.6     Dissolution.  In  case  the  Company  shall, at any time while any
              -----------
Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise thereof (in lieu of each Ordinary Share which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, split-off, spin-off or other special distribution, then the Committee may make or provide for such adjustment in the number of Ordinary Shares covered by outstanding Stock Options, in the exercise price applicable to such Stock Options and/or in the kind of shares covered thereby that the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of rights of Participants that otherwise would result therefrom.

                                   ARTICLE XI
                    Options in Substitution for Stock Options
                    -----------------------------------------
                          Granted by Other Corporations
                          -----------------------------

     Stock Options may be granted under the Plan from time to time in substitution for stock options held by employees of a corporation who become or are about to become Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary or a sale of substantially all of the assets of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XII
                            Miscellaneous Provisions
                            ------------------------

     12.1          Transferability  of  Stock  Options.
                   ------------------------------------

     (a)     Incentive  Stock  Options.  Incentive  Stock  Options  may  not  be
             -------------------------
transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Company may waive or modify any limitation contained in this Section that is not required for compliance with Section 422 of the Code.

     (b)     Nonqualified  Stock  Options.  The  Committee  may,  in  its  sole
             ---------------------------
discretion, provide in any Stock Option Agreement with respect to Nonqualified Stock Options (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Nonqualified Stock Options as the Committee, in its sole discretion, deems appropriate. If the Stock Option Agreement does not otherwise specify, or the Committee does not otherwise provide or agree, a Stock Option may not be transferred or assigned other than by will or the laws of descent and distribution

     (c)     Qualified  Domestic  Relations  Orders.  Nonqualified Stock Options
             --------------------------------------
may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

     (d)     Effect  of Transfer.  Following the transfer of any Stock Option as
             -------------------
contemplated by this Section, (i) such Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Stock Option in accordance with the terms of this Plan and applicable law, and (ii) the provisions of the Stock Option relating to exercisability thereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Stock Option shall be exercisable by the transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

     (e)     Procedures  and Restrictions.  Any Participant desiring to transfer
             ----------------------------
a Stock Option as permitted under this Section shall make application therefor in the manner and time specified by the Committee and shall comply with other requirements as the Committee may require to assure compliance with all applicable securities laws.

     12.2     Investment  Intent.  The  Company  may  require  that  there  be
              ------------------
presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Ordinary Shares to be issued, purchased or transferred are being acquired for investment and not with a view to their distribution.

     12.3     No Right to Continue Employment.  Nothing in the Plan or the grant
              -------------------------------
of any Stock Option or the issuance of any Elected Shares or Restricted Shares confers upon any Director, Officer, Employee or Advisor the right to continue in the employ or service of the Company or interferes with or restricts in any way the right of the Company to discharge or remove any Director, Officer, Employee or Advisor at any time (subject to any contract rights of such person).

     12.4     Shareholders'  Rights.  The  holder  of  a Stock Option shall have
              ---------------------
none of the rights or privileges of a shareholder except with respect to shares which have been actually issued.

     12.5     Tax  Withholding.
              ----------------

     (a) Whenever Ordinary Shares are to be issued in satisfaction of a Stock Option granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

     (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Stock Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of Ordinary Shares already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Ordinary Shares acquired upon the exercise of the Stock Options having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

     (c) As a condition to the issuance of Ordinary Shares covered by any Incentive Stock Option, the Company may require the party exercising such Stock Option to give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Ordinary Shares covered by an Incentive Stock Option that the party exercising such Incentive Stock Option give a satisfactory written representation promising to make such a remittance.

     12.6     Indemnification  of  Board  and  Committee. The Committee and each
              ------------------------------------------
member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of or at the direction of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     12.7     Government  Regulations.  Notwithstanding  any  of  the provisions
              -----------------------
hereof, or of any written agreements evidencing Stock Options, Elected Shares or Restricted Shares granted or issued hereunder, the obligation of the Company to issue, sell and deliver shares and remove any restrictions on any Elected Shares or Restricted Shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The Participant shall not exercise any Stock Option, and the Company shall not be obligated to issue any shares or remove restrictions on any Elected Shares or Restricted Shares, if such exercise, issuance or removal would constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority or any agreement with any stock exchange.

     12.8     Exemptions  from  Section 16(b) Liability. It is the intent of the
              ------------------------------------------
Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act shall be exempt from liability under Section 16 of the 1934 Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement would result in liability under Section 16 of the 1934 Act as then applicable to any such transaction (except for any transaction acknowledged in writing to be non-exempt by such Participant), such provision or Award agreement shall be construed or deemed amended to the extent necessary to avoid liability under Section 16 of the 1934 Act as then applicable to such transaction.

     12.9     Severability.  If any provision of this Plan is held to be illegal
              ------------
or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to Section 16(b) of the 1934 Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3 or Section 422 of the Code). With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Stock Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Stock Option (to that extent) shall be deemed a Stock Option not subject to Section 422 of the Code for all purposes of the Plan.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed effective as of May 15, 2001.

                                   TRITON  ENERGY  LIMITED


                                   By:_______________________________________
                                      James C. Musselman, President and
                                      Chief Executive Officer